Exhibit 23.3



                         CONSENT OF INDEPENDENT AUDITORS



Board of Directors
Pacific Aerospace & Electronics, Inc.
434 Olds Station Road
Wenatchee                                             Our ref      adm/2/djs/298
Washington
98801                                                 Contact      Adrian Myram
USA                                                                0121 232 3027


19 January 1999


The Board of Directors

Consent of Independent Auditors

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in Amendment No. 1 to the Form S-4 registration statement.

Yours faithfully



KPMG Audit Plc

Birmingham, England